Supplement to the Current Prospectus

MFS(R) State Municipal Bond Funds (MD)

The MFS Maryland Municipal Bond Fund is no longer classified as a non-diversified fund.

The sixth paragraph of the sub-section "Principal Investment Strategies" under the main heading "Risk Return Summary" is restated in its entirety as follows:

The MFS Arkansas, Massachusetts, Mississippi, New York, North Carolina, and West Virginia Funds are each non-diversified funds. This means that MFS may invest a relatively high percentage of each fund's assets in a single issuer or a small number of issuers.

The paragraph entitled "Non-Diversification Risk" in the sub-section "Principal Risks" under the main heading "Risk Return Summary" is restated in its entirety as follows:

Non-Diversification Risk: Because MFS may invest a relatively large percentage of the assets of the MFS Arkansas, Massachusetts, Mississippi, New York, North Carolina, and West Virginia Funds in a single issuer or small number of issuers, the performance of these funds could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified funds.


                 The date of this supplement is October 1, 2008.